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Class B COMMON                                               Class B COMMON
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                       INRANGE(REGISTERED TRADEMARK)

                     INRANGE TECHNOLOGIES CORPORATION

INCORPORATED UNDER THE LAWS             SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                        CUSIP 45769V 20 6
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     THIS CERTIFIES THAT



     IS THE RECORD HOLDER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS B COMMON STOCK, $0.01 PAR VALUE, OF

----------------------INRANGE TECHNOLOGIES CORPORATION----------------------
(the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by the holder's duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto fixed.

DATED:

/s/ Kenneth H. Koch       INRANGE TECHNOLOGIES       /s/ Gregory R. Grodhaus
     SECRETARY                CORPORATION            PRESIDENT AND CHIEF
                            CORPORATE SEAL           EXECUTIVE OFFICER
                             APPEARS HERE


COUNTERSIGNED AND REGISTERED:
    EquiServe Trust Company, N.A.
         TRANSFER AGENT AND REGISTRAR
BY
          AUTHORIZED SIGNATURE

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face
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of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -as tenants in common            UNIF GIFT MIN ACT-          Custodian
TEN ENT  -as tenants by the entireties                      --------            --------
JT TEN   -as joint tenants with right of                     (Cust)             (Minor)
          survivorship and not as tenants                 under Uniform Gifts to Minors
          in common                                       Act
                                                             ------------------------
                                                                     (State)

                                           UNIF TRF MIN ACT-          Custodian (until age        )
                                                            --------                       -------     --------
                                                             (Cust)                        (Minor)     (Minor)
                                                          under Uniform Transfers to Minors Act

                                                                       -----------------
                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,              HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   --------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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[                                 ]
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        SHARES
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OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT

                                                                      ATTORNEY
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TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
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               X
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               X
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          NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                   NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

          By
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             THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
             GUARANTOR INSTITUTION (BANK, STOCKHOLDERS SAVINGS
             AND LOAN ASSOCIATION AND CREDIT UNIONS WITH
             MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
             MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.